Statements of Changes in Net Assets Available for Benefits - ArcBest 401(k) and DC Retirement Plan - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions
Participants	$ 30,875,739	$ 30,256,677
Employer	20,577,250	20,045,698
Rollovers	1,681,233	4,030,394
Total contributions	53,134,222	54,332,769
Deductions
Benefits paid to participants	71,157,153	51,066,835
Administrative expenses	468,267	457,977
Total deductions	71,625,420	51,524,812
Net Investment Income
Net appreciation in fair value of investments	116,743,499	83,107,153
Interest and dividends	7,256,899	10,771,298
Other income	1,397,784	1,773,031
Net investment income	125,398,182	95,651,482
Interest Income on Notes Receivable from Participants	767,495	702,703
Transfers In from Other Plan		11,075
Net Increase	107,674,479	99,173,217
Net Assets Available for Benefits, Beginning of Year	778,389,186	679,215,969
Net Assets Available for Benefits, End of Year	$ 886,063,665	$ 778,389,186